UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 22, 2017

Commission File No. 1-35933 (Gramercy Property Trust)
Commission File No. 33-219049 (GPT Operating Partnership LP)

Gramercy Property Trust
GPT Operating Partnership LP

(Exact Name of Registrant as Specified in its Charter)

Gramercy Property Trust	Maryland	56-2466617
GPT Operating Partnership LP	Delaware	56-2466618
	(State or other jurisdiction incorporation or organization)	(I.R.S. Employer of Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities
GPT Operating Partnership LP (the “Operating Partnership”), the operating partnership of Gramercy Property Trust (the “Company”), has agreed to issue between 2.7 million and 4.8 million Class A limited partnership units of the Operating Partnership (“OP Units”), which will be priced at $29.19 per unit, estimated to total between $80 million and $139 million, in connection with the purchase of the Portfolio (as defined in Item 8.01) by the Venture (as defined in Item 8.01). The exact amount of OP Units to be issued will be determined at the closings of the Portfolio acquisition, which are expected to occur in the fourth quarter of 2017 and the third quarter of 2018, as described in Item 8.01. The Operating Partnership will not receive any proceeds from the issuance of the OP Units.
Each OP Unit may be presented for redemption, at the election of the holder, for cash equal to the then fair market value of a share of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), except that the Company may, at its election, acquire each OP Unit so presented for one Common Share.
     The Operating Partnership intends to issue the OP Units without registration in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

Item 7.01    Regulation FD Disclosure.
The Company is providing the attached presentation as Exhibit 99.1 to this Current Report on Form 8-K.
The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This information shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01    Other Events.
New Joint Venture
On August 22, 2017, the Company announced that it launched a new joint venture to acquire, own and operate Class A distribution centers leased to leading e-commerce tenants on long-term leases across the country (the “Venture”). The Venture’s first acquisition is a forward purchase contract to acquire a seven-property, 6.0 million square foot, Class A bulk distribution portfolio of newly constructed properties (the “Portfolio”) for $642 million. The Venture is expected to complete the purchase of four properties in the fourth quarter of 2017 and three properties in the third quarter of 2018. The Company expects to contribute between 25% and 50% of the equity to the Venture, estimated to be between $62 million and $125 million.  A majority of the Company’s equity contribution for the Portfolio will be funded through the issuance of OP Units, as described in Item 3.02. The Company expects to finance the initial acquisition with 55% to 60% property level mortgage debt.  The buildings are located in Dallas, TX, Inland Empire, CA (2), Jacksonville, FL, the New England I-95 Corridor, Southern NJ and Winchester, VA.
Core Logistics Portfolio Transaction
On August 22, 2017, the Company announced that it entered into an agreement to acquire a 41-property, 7.8 million square foot, portfolio of modern warehouse industrial buildings for $479 million. The transaction is expected to close in the third quarter of 2017. The buildings are located in six key logistics markets throughout the United States, including Atlanta, Chicago, Columbus, Dallas, Houston and Memphis.
Cautionary Statement Regarding Forward-Looking Statements
     Certain statements in this communication, including any statements regarding beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,”

“anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) changes in financial markets, interest rates and foreign currency exchange rates, (ii) risks associated with acquisitions, (iii) availability of financing and capital, (iv) national, international, regional and local economic climates, and (v) those additional risks and factors discussed in reports filed with the SEC by Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.

99.1	Presentation Materials.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 22, 2017

By:    /s/ Jon W. Clark
Name:    Jon W. Clark
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials.